Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 19, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

AQR GLOBAL RISK BALANCED PORTFOLIO

Effective on or about January 1, 2020, it is expected that Ronen Israel and Lars N. Nielsen will serve as portfolio managers of the AQR Global Risk Balanced Portfolio (“the Portfolio”), a series of Brighthouse Funds Trust I. Effective on or about January 1, 2020, it is expected that Brian Hurst will no longer serve as a portfolio manager of the Portfolio. Effective on or about January 1, 2020, the following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Michael Mendelson, MBA, S.M., Principal, and Yao Hua Ooi, Principal, have each managed the Portfolio since its inception in 2011. John J. Huss, Principal, has managed the Portfolio since 2015. Ronen Israel, M.A., Principal, and Lars N. Nielsen, M.Sc., Principal, have each managed the Portfolio since 2020.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the sixth, seventh, eighth, and ninth paragraphs are deleted in their entirety and replaced with the following:

Michael A. Mendelson is a Principal of AQR. Mr. Mendelson joined AQR in 2005, is a portfolio manager and is a member of AQR’s Executive Committee.

Yao Hua Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and leads the Research and Portfolio Management teams focused on AQR’s macro and multi-strategy funds.

John J. Huss is a Principal of AQR. Mr. Huss rejoined AQR in 2013 and oversees multi-asset class strategies as a researcher and portfolio manager.

Ronen Israel is a Principal of AQR. Mr. Israel joined AQR in 1999, is Co-Head of Portfolio Management, Research, Risk and Trading and is a member of AQR’s Executive Committee.

Lars N. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000, is Co-Head of Portfolio Management, Research, Risk and Trading and is a member of AQR’s Executive Committee.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE